Exhibit 32.1
Section 906 Certification
of Kevin J. Gadawski (President, NL Strategies, Inc.)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MACC PEI Liquidating Trust (the “Company”) on Form 10-K for the period ended December 31, 2012, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin J. Gadawski, President of NL Strategies, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           Although not required, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin J. Gadawski,
Kevin J. Gadawski, President
NL Strategies, Inc., Managing Trustee

Date: April 22, 2013